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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                             ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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  Date of Report (Date of earliest event reported): JULY 27, 2001
                                                    -------------


                             CYBERIAN OUTPOST, INC.
                               (a/k/a Outpost.com)
                               -------------------
             (Exact name of registrant as specified in its charter)



        DELAWARE                      000-24659                 06-1419111
    -----------------                -----------            ------------------
     (State or other                 (Commission              (IRS Employer
     jurisdiction of                 File Number)           Identification No.)
      incorporation)


  23 North Main Street - PO Box 636, Kent, Connecticut 06757
  ------------------------------------------------------------
  (Address of principal executive offices)             (Zip Code)


  Registrant's telephone number, including area code: (860) 927-2300
                                                      --------------
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ITEM 5.   OTHER EVENTS.
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 On July 27, 2001, Cyberian Outpost, Inc. publicly disseminated a press release announcing that, on July 23, 2001, it received a Nasdaq Staff Determination indicating its failure to comply with Nasdaq's $1.00 minimum bid price requirement (Marketplace Rule 4450(a)(5)) for continued listing of its Common Stock on the Nasdaq National Market, and that its securities are, therefore, subject to delisting from The Nasdaq National Market. The company has requested a hearing before a Nasdaq Listing Qualifications panel to review the Staff Determination and its Common Stock will continue to trade on The Nasdaq National Market pending the outcome of the hearing. A hearing date has not been set. There can be no assurance the Panel will grant the request for continued listing. If the Common Stock is delisted, the company would likely apply to have it traded on the OTC Bulletin Board.

 The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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(c)      Exhibit.

  99.1   Press Release dated July 27, 2001.
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                                   SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CYBERIAN OUTPOST, INC.
                                          ----------------------
                                          (Registrant)



Date: July 30, 2001                       /s/ Michael T. Dylag
                                          --------------------
                                          Michael T. Dylag
                                          V.P. Finance and Administration
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                                  EXHIBIT INDEX
                                  -------------

Exhibit                                                Sequential
Number               Description                       Page Number
-------              -----------                       -----------

99.1                 Press Release dated                    5
                     July 27, 2001